                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 2, 1998
                                                 -------------------------------

                           SIGNATURE BRANDS USA, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-19912                 36-3635286
--------------------------------------------------------------------------------
  (State of Other Jurisdiction)       (Commission            (I.R.S. Employer
        of Incorporation)             File Number)        Identification Number)

7005 Cochran Road               Glenwillow, Ohio                    44139-4312
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (440) 542-4000
                                                   -----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 2, 1998
                                                 -------------------------------
                             SIGNATURE BRANDS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Ohio                        33-80000               36-3330781
--------------------------------------------------------------------------------
  (State of Other Jurisdiction)       (Commission            (I.R.S. Employer
        of Incorporation)             File Number)        Identification Number)

7005 Cochran Road                Glenwillow, Ohio                    44139-4312
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (440) 542-4000
                                                   -----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         Signature Brands USA, Inc. (the "Company") issued a News Release on March 2, 1998, a copy of which is filed as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1 News Release dated March 2, 1998, from the Company.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       SIGNATURE BRANDS USA, INC.
                       SIGNATURE BRANDS, INC.


                       By:       /s/ Steven M. Billick
                                ----------------------------------
                                   Steven M. Billick
                                   Senior Vice President, Treasurer and Chief
                                   Financial Officer

Date:    March 9, 1998



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EXHIBIT INDEX
-------------

Exhibit Number    Description
--------------    -----------

    99.1          News Release dated March 2, 1998, from the Company.